Income taxes	9 Months Ended	12 Months Ended
	Oct. 31, 2019	Jan. 31, 2019
Income Tax Disclosure [Abstract]
Income taxes

13. Income taxes

The effective tax rate is 0% and 0% in the nine months ended 31, 2018 and 2019, respectively. The difference between the U.S. Statutory rate of 21% and the effective tax rate is primarily due to the change in valuation allowance. The Company has recorded a full valuation allowance against its deferred tax assets at January 31, 2019 and October 31, 2019.

12. Income taxes

The Company’s loss before income taxes was primarily generated in the United States for fiscal 2018 and fiscal 2019.

The effective tax rate is 0% in both of the years ended fiscal 2018 and fiscal 2019. The difference between the U.S. statutory rate of 21.0% and the effective tax rate is primarily due to the change in valuation allowance.

The tax effects of temporary differences and carryforwards that give rise to deferred tax assets and deferred tax liabilities at January 31, 2018 and 2019, are as follows:

	January 31,

Deferred tax assets	2018	2019
Net operating losses	$27,464	$29,068
Stock options	274	516
Other	248	276
Vacation	104	111
Reserve for bad debts	55	73
Disallowed interest expense	—	415
Depreciation	—	278

Total Deferred tax assets	$28,145	$30,737
Deferred tax liability—depreciation	(437)	—
Deferred contract acquisition costs	(607)	(849)

Total net deferred tax asset	$27,101	$29,888
Less valuation allowance	(27,101)	(29,888)

Net deferred tax asset	$—	$—

The Company has accumulated a Federal net operating loss carryforward of approximately $93,000 and $100,000 as of January 31, 2018 and 2019, respectively. This carryforward will begin to expire in 2029. Certain research and development tax credits totaling approximately $25 will begin to expire in 2032.

In assessing the realizability of the net deferred tax asset, the Company considers all relevant positive and negative evidence in determining whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The realization of the gross deferred tax assets is dependent on several factors, including the generation of sufficient taxable income prior to the expiration of the net operating loss carryforwards. The Company believes that it is more likely than not that the Company’s deferred income tax asset associated with its net operating losses will not be realized. As such, there is a full valuation allowance against the net deferred tax assets as of January 31, 2018 and 2019. The valuation allowance increased by approximately $2,800 during fiscal 2019 due primarily to the generation of net operating losses.

Under the Tax Reform Act of 1986 (the “Act”), the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not done an analysis to determine whether or not ownership changes, as defined by the Act, have occurred since inception.

The Company records unrecognized tax benefits as liabilities related to its operations in foreign jurisdictions in accordance with ASC 740 and adjusts these liabilities when its judgement changes as a result of the evaluation of new information not previously available. Due to net operating loss and tax credit carry forwards that remain unutilized, income tax returns for tax years from inception through 2018 remain subject to examination by the taxing jurisdictions.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act significantly revises the existing tax law by, among other things, lowering the U.S. corporate income tax rate from 35% to 21% beginning in 2018. The Company reviewed and incorporated the impact of the Tax Act in its tax calculations and disclosures. The Tax Act did not have a significant impact on the Company’s financial statements for the year ended January 31, 2019.